UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) November 16, 2005

                         Commission File Number 0-33215

                             CASPIAN SERVICES, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             NEVADA                                        87-0617371
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(State or other jurisdiction of                 (I.R.S. Employer Identification
 incorporation or organization)                              Number)

              2319 Foothill Blvd., Suite 250, Salt Lake City, Utah
              ----------------------------------------------------
                    (Address of principal executive offices)

                                      84109
                                   ----------
                                   (Zip Code)

                                 (801) 746-3700
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                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 2.01 Completion of Acquisition of Assets

         On November 16, 2005 the Company completed the acquisition of a five hectare (approximately 12 acre) parcel of real property located on the shores of the Caspian Sea in Bautino Bay in northwestern Kazakhstan. The property is currently undeveloped. The property was acquired from Radzh Tasybaev and Saule Tasybaeva, two individuals, not affiliated with the Company. Mr. and Mrs. Tasybaev held the property in a Kazakhstan limited liability company. In connection with the acquisition of the property, the Company acquired 100% of the ownership interest in the limited liability company.

         Title to the property has been registered in the name of the Company's wholly-owned subsidiary Caspian Real Estate Limited. The Company acquired the property in furtherance of its efforts to develop a marine supply and support base in Bautino Bay.

         The Company paid USD $3,950,000 to Mr. and Mrs. Tasybaev for the real property. The purchase price was paid through a combination of cash and Company common stock. The agreement required the Company to pay $1,950,000 cash and to issue $2,000,000 worth of common stock of the Company based on the average closing price of the Company's common stock quoted during the five trading days immediately preceding the closing date. The average closing price quoted during the five trading days preceding the closing date was $4.50. Based on that price, the Company issued 444,444 shares of restricted Company common stock to Mr. and Mrs. Tasybaev.

         The purchase price was determined by arm's length negotiation between the parties. In connection with the negotiations, the Company commissioned an independent appraisal of the real property.

Item 9.01 Financial Statements and Exhibits

         Financial Statements.

         None.

         Exhibits. The following exhibits are included as part of this report:

         10.1 Asset Purchase Agreement

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CASPIAN SERVICES, INC.



November 17, 2005                                         /s/ Laird Garrard
                                                       -------------------------
                                                       Laird Garrard,
                                                       President

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